UBS Investment Bank

Fixed Bid Stratification

INVENTORY: JAN 2004; 30YR; AF30JAN; ORIGLTV ge 85

Pool Summary	COUNT	UPB	%

Conforming	85	$13,963,867.48	38.38%
Non-Conforming	57	22,417,294.12	61.62
Total:	142	$36,381,161.60	100.00%

Data as of Date: 2004-0101
AVG UPB: $256,205.36
GROSS WAC: 7.3517%
NET WAC: 7.100%
% SF/PUD: 80.45%
% FULL/ALT: 10.29%
% CASHOUT: 16.90%
%BUYDOWN: 0.00%
% LTV > 80 NO MI: 6.55%
WALTV: 91.71%
% FICO > 679: 55.67%
% NO FICO: 0.00% WA FICO: 690
%FIRST LIEN: 100.00%
% PREPAY PENALTY: 17.59%
CALIFORNIA %: 9.14%
Latest Maturity Date: 20331201
Loans with Prepay Penalties: 17.59%

Gross Rate	COUNT	UPB	%

5.501% - 5.750%	2	$519,522.10	1.43%
5.751% - 6.000%	6	1,172,170.92	3.22
6,001% - 6.250%	5	1,384,269.68	3.80
6.251% - 6.500%	10	2,043,488.78	5.62
6.501% - 6.750%	16	5,219,413.25	14.35
6.751% - 7.000%	12	3,116,713.97	8.57
7.001% - 7.250%	17	3,968,577.68	10.91
7.251% - 7.500%	13	3,963,361.12	10.89
7.501% - 7.750%	15	3,993,099.77	10.98
7.751% - 8.000%	15	3,992,994.45	10.98
8.001% - 8.250%	12	2,985,683.17	8.21
8.251% - 8.500%	15	3,554,220.61	9.77
8.501% - 8.750%	2	310,150.00	0.85
8.751% - 9.000%	1	88,200.00	0.24
10.501% - 10.750%	1	69,296.10	0.19
Total:	142	$36,381,161.60	100.00%

Minimum: 5.625%
Maximum: 10.625%
Weighted Average: 7.352%

Product Type	COUNT	UPB	%

30 YR FXD	134	$34,929,360.14	96.01%
	8	1,451,801.46	3.99
Total:	142	$36,381,161.60	100.00%

Original Balance	COUNT	UPB	%

$0.01 - $50,000.00	2	$90,501.02	0.25%
$50,000.01 - $100,000.00	18	1,473,782.51	4.05
$100,000.01 - $150,000.00	28	3,503,740.32	9.63
$150,000.01 - $200,000.00	15	2,546,180.54	7.00
$200,000.01 - $250,000.00	15	3,355,739.27	9.22
	9		6.69
$250,000.01 - $300,000.00		2,433,065.45
$300,000.01 - $350,000.00	10	3,306,774.62	9.09
$350,000.01 - $400,000.00	19	7,030,924.92	19.33
$400,000.01 - $450,000.00	11	4,692,759.74	12.90
$450,000.01 - $500,000.00	8	3,828,469.60	10.52
$500,000.01 - $550,000.00	2	1,039,637.16	2.86
$550,000.01 - $600,000.00	1	580,100.50	1.59
$600,000.01 - $650,000.00	4	2,499,485.95	6.87
Total:	142	$36,381,161.60	100.00%
Minimum:
$42,300.00
Maximum: $648,000.00
Average: $256,583.46

Net Rate	COUNT	UPB	%

5.251% - 5.500%	2	$519,522.10	1.43%
5.501% - 5.750%	6	1,172,170.92	3.22
5.751% - 6.000%	5	1,384,269.68	3.80
6.001% - 6.250%	10	2,043,488.78	5.62
6.251% - 6.500%	16	5,219,413.25	14.35
6.501% - 6.750%	12	3,116,713.97	8.57
6.751% - 7.000%	17	3,968,577.68	10.91
7.001% - 7.250%	13	3,963,361.12	10.89
7.251% - 7.500%	15	3,993,099.77	10.98
7.501% - 7.750%	15	3,992,994.45	10.98
7.751% - 8.000%	12	2,985,683.17	8.21
8.001% - 8.250%	15	3,554,220.61	9.77
8.251% - 8.500%	2	310,150.00	0.85
8.501% - 8.750%	1	88,200.00	0.24
10.251% - 10.500%	1	69,296.10	0.19

Total:	142	$36,381,161.60	100.00%
Minimum: 5.375%
Maximum: 10.375%
Weighted Average: 7.100%

Original Term to Maturity	COUNT	UPB	%

360-360	142	$36,381,161.60	100.00%
Total:	142	$36,381,161.60	100.00%
Minimum: 360 Maximum: 360 Weighted Average: 360

Unpaid Balance	COUNT	UPB	%

$0.01 - $50,000.00	2	$90,501.02	0.25%
$50,000.01 - $100,000.00	18	1,473,782.51	4.05
$100,000.01 - $150,000.00	29	3,653,725.98	10.04
$150,000.01 - $200,000.00	14	2,396,194.88	6.59
$200,000.01 - $250,000.00	16	3,604,972.71	9.91
$250,000.01 - $300,000.00	8	2,183,832.01	6.00
$300,000.01 - $350,000.00	10	3,306,774.62	9.09
$350,000.01 - $400,000.00	19	7,030,924.92	19.33
$400,000.01 - $450,000.00	11	4,692,759.74	12.90
$450,000.01 - $500,000.00	8	3,828,469.60	10.52
$500,000.01 - $550,000.00	2	1,039,637.16	2.86
$550,000.01 - $600,000.00	1	580,100.50	1.59
$600,000.01 - $650,000.00	4	2,499,485.95	6.87
Total:	142	$36,381,161.60	100.00%
Minimum: $42,233.80
Maximum: $647,082.33
Average: $256,205.36

Remaining Term to Stated Maturity	COUNT	UPB	%

301-359	142	$36,381,161.60	100.00%

Total:	142	$36,381,161.60	100.00%
Minimum: 350
Maximum: 359
Weighted Average: 357

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

1:\Cas\FINAL\CasMaster-gc2.cas

Jan 6, 2004 11:30

UBS Investment Bank

Fixed Bid Stratification

INVENTORY: JAN 2004; 30YR; AF30JAN; ORIGLTV ge 85

Seasoning	COUNT	UPB	%

1 - 1	40	$6,898,201.46	18.96%
2 - 2	63	19,735,724.82	54.25
3 - 3	16	3,781,737.64	10.39
4 - 4	5	1,761,745.86	4.84
5 - 5	7	1,751,307.19	4.81
6 - 6	3	820,604.56	2.26
7 - 12	8	1,631,840.07	4.49
Total:	142	$36,381,161.60	100.00%

Minimum: 1 Maximum: 10

Weighted Average: 3

DTI	COUNT	UPB	%

<=0.000%	69	$18,071,376.79	49.67%
16.001% - 21.000%	1	149,985.66	0.41
21.001% - 26.000%	3	338,004.68	0.93
26.001% - 31.000%	8	2,044,928.14	5.62
31.001% - 36.000%	16	4,511,808.99	12.40
36.001% - 41.000%	18	4,316,678.98	11.87
41.001% - 46.000%	20	4,983,665.86	13.70
46.001% - 51.000%	6	1,750,593.55	4.81
51.001% - 56.000%	1	214,118.95	0.59
Total:	142	$36,381,161.60	100.00%

Minimum: 0.000%
Maximum: 53.510%
Weighted Average: 38.319%

FICO Scores	COUNT	UPB	%

590-599	1	$339,415.07	0.93%
600-609	1	116,784.39	0.32
610-619	2	428,629.67	1.18
620-629	6	1,377,020.09	3.78
630-639	8	1,444,483.40	3.97
640-649	11	3,028,623.13	8.32
650-659	9	2,010,575.26	5.53
660-669	11	3,047,864.48	8.38
670-679	17	4,335,141.27	11.92
680-689	14	3,749,601.35	10.31
690-699	6	1,419,789.92	3.90
700-709	12	3,228,686.12	8.87
710-719	8	3,067,954.93	8.43
720-729	6	1,919,919.02	5.28
730-739	7	1,772,254.25	4.87
740-749	6	1,461,010.65	4.02
750-759	4	702,556.39	1.93
760-769	7	1,309,964.55	3.60
770-779	4	1,068,291.95	2.94
780-789	2	552,595.71	1.52
Total:	142	$36,381,161.60	100.00%

Minimum: 595
Maximum: 786
Weighted Average: 690

Geographic Concentration	COUNT	UPB	%

New York	30	$11,646,797.00	32.01%
New Jersey	15	3,786,473.45	10.41
California	11	3,324,636.12	9.14
Georgia	17	2,481,600.00	6.82
Florida	10	2,085,825.15	5.73
Texas	8	1,646,337.91	4.53
Nevada	4	1,446,476.57	3.98
Pennsylvania	8	1,163,770.22	3.20
Colorado	2	1,123,813.94	3.09
Illinois	3	844,937.91	2.32
District Of Columbia	4	816,076.55	2.24
Virginia	4	792,967.77	2.18
Michigan	2	770,752.11	2.12
Connecticut	1	647,082.33	1.78
Maryland	3	502,417.67	1.38
Arizona	2	396,642.11	1.09
Massachusetts	1	368,682.30	1.01
Oregon	2	361,300.00	0.99
Tennessee	1	351,111.95	0.97
Utah	1	339,415.07	0.93
Ohio	3	323,000.00	0.89
Alabama	1	170,500.00	0.47
Nebraska	1	145,126.47	0.40
Minnesota	1	143,902.39	0.40
Hawaii	1	138,791.74	0.38
South Carolina	1	123,500.00	0.34
Indiana	1	117,755.75	0.32
North Carolina	1	97,300.00	0.27
Washington	1	97,273.02	0.27
Missouri	1	69,296.10	0.19
Kentucky	1	57,600.00	0.16
Total:	142	$36,381,161.60	100.00%

North-South CA	COUNT	UPB	%

States Not CA	131	$33,056,525.48	90.86%
South CA	9	2,544,385.91	6.99
North CA	2	780,250.21	2.14
Total:	142	$36,381,161.60	100.00%

Zip Code Concentration	COUNT	UPB	%

11368	4	$1,686,510.36	4.64%
11105	2	1,124,108.25	3.09
11762	2	767,777.16	2.11
6903	1	647,082.33	1.78
81147	1	629,121.61	1.73
Other	132	31,526,561.89	86.66
Total:	142	$36,381,161.60	100.00%

Loan To Value Ratio	COUNT	UPB	%

80.001% - 85.000%	11	$2,553,831.57	7.02%
85.001% - 90.000%	69	18,769,232.36	51.59
90.001% - 95.000%	56	14,227,172.67	39.11
95.001% - 100.000%	6	830,925.00	2.28
Total:	142	$36,381,161.60	100.00%
Minimum: 85.00%
Maximum: 100.00%

Weighted Average: 91.71%

Combined Loan To Value Ratio	COUNT	UPB	%

80.001% - 85.000%	11	$2,553,831.57	7.02%
85.001% - 90.000%	69	18,769,232.36	51.59
90.001% - 95.000%	56	14,227,172.67	39.11
95.001% - 100.000%	6	830,925.00	2.28
Total:	142	$36,381,161.60	100.00%

Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 91.71%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

1:\Cas\FINAL\CasMaster-gc2.cas

Jan 6, 2004 11:30

UBS Investment Bank

Fixed Bid Stratification

INVENTORY: JAN 2004; 30YR; AF30JAN; ORIGLTV ge 85

Loan Purpose	COUNT	UPB	%

Purchase	109	$28,736,956.79	78.99%
Cash Out Refi Rate & Term Refi	24 9	6,147,998.10 1,496,206.71	16.90 4.11
Total:	142	$36,381,161.60	100.00%

Lien Position	COUNT	UPB	%

1	142	$36,381,161.60	100.00%
Total:	142	$36,381,161.60	100.00%

Document Type	COUNT	UPB	%

No Income No Asset	50	$13,719,697.42	37.71%
No Income Verified	13	5,587,881.48	15.36
No Doc	14	4,200,751.84	11.55
Full	16	3,422,537.64	9.41
Stated Income Full Asset	17	3,283,801.99	9.03
Stated Value	11	1,831,750.00	5.03
Stated Doc	10	1,769,062.07	4.86
No Ratio	4	1,251,650.50	3.44
Reduced	1	380,608.79	1.05
Alternate	1	320,462.07	0.88
Lite Doc	2	251,782.01	0.69
Asset Only	2	220,750.00	0.61
Limited Income Full Asset	1	140,425.79	0.39
Total:	142	$36,381,161.60	100.00%

Mortgage Ins.	COUNT	UPB	%

Assumed PMI Coverage	2	$567,642.01	1.56%
Foremost	4	826,745.87	2.27
GEMICO	6	2,073,845.83	5.70
MGIC	37	6,713,618.99	18.45
No MI	8	1,698,237.68	4.67
PMI Mortgage Insurance	34	10,802,069.89	29.69
Policy Holders Benefit	1	274,333.71	0.75
Radian Guaranty	40	11,481,181.84	31.56
Republic Mortgage Insurance	5	1,137,668.51	3.13
United Guaranty	1	119,517.27	0.33
	4	686,300.00	1.89
Total:	142	$36,381,161.60	100.00%
% LTV > 80 NO MI: 4.67%

Property Type	COUNT	UPB	%

Single Family	92	$22,715,490.46	62.44%
Two Family	11	4,078,345.43	11.21
Pud	16	3,274,789.62	9.00
Pud Detached	7	2,420,322.19	6.65
Three Family	4	1,789,530.91	4.92
Single Family Attached	4	857,087.79	2.36
Condominium	4	524,526.61	1.44
Four Family	1	243,946.51	0.67
Low Rise Condo (2-4 floors)	1	218,257.14	0.60
34	1	184,500.00	0.51
Coop	1	74,364.94	0.20
Total:	142	$36,381,161.60	100.00%

Occupancy	COUNT	UPB	%

Owner Occupied	123	$34,024,478.85	93.52%
Investor Occupied	14	1,658,462.80	4.56
Second Home	5	698,218.95	1.92
Total:	142	$36,381,161.60	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%

0.000	101	$29,982,099.79	82.41%
36.000	33	4,810,300.00	13.22
60.000	8	1,588,761.81	4.37
Total:	142	$36,381,161.60	100.00%
Wa Term: 7.380

Balloon Flag	COUNT	UPB	%

Not a Balloon Loan	142	$36,381,161.60	100.00%
Total:	142	$36,381,161.60	100.00%

Silent 2nd	COUNT	UPB	%

N	116	$31,199,845.57	85.76%
	26	5,181,316.03	14.24
Total:	142	$36,381,161.60	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

1:\Cas\FINAL\CasMaster-gc2.cas

Jan 6, 2004 11:30